SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                         /X/

Filed by a Party other than the Registrant      /  /

Check the appropriate box:

/  /  Preliminary Proxy Statement

/  /  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

/X/   Definitive Proxy Statement

/  /  Definitive Additional Materials

/  /  Soliciting Material under Rule 14a-12


                                 INVESTEC FUNDS
                (Name of Registrant as Specified In Its Charter)

                                ________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/  /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/  /  Fee paid previously with preliminary materials.

/  /  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                                 INVESTEC FUNDS
                         1055 Washington Blvd, 3rd Floor
                           Stamford, Connecticut 06901


                                                               November 14, 2001

Dear Shareholder,

      Enclosed is a Proxy Statement seeking your approval of a proposed investment objective change for the Investec Asia Small Cap Fund ("Asia Small Cap Fund"). Upon approval of the new investment objective, the Asia Small Cap Fund will change its name to Investec Asia Focus Fund ("Asia Focus Fund").
Investec Asset Management U.S. Limited ("Investec") is the investment adviser for the Investec Funds and will be the investment adviser of the Asia Focus Fund after the changes.

      We are recommending approval of the proposed investment objective change. The accompanying document describes the proposed change and details the investment policies of the Asia Small Cap Fund. You should review the accompanying materials carefully.

      Remember, your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc. ("GS"), reminding you to vote your shares. Proxies may be voted by telephone by calling GS at 888-899-2580 between the hours of 9:00 a.m. and 11:00 p.m. (EST) Monday-Friday or Saturday between the hours of 12:00 p.m. and 6:00 p.m. (EST). If you prefer, you can fax the proxy card to GS, Attn:
Proxy Department, at 800-733-1885. We encourage you to vote by telephone or through the Internet (please refer to your proxy card for the appropriate website) in order to expedite the process. Whichever voting method you choose, please read the full text of the Proxy Statement before you vote.

      If you have any questions regarding the shareholder meeting, please feel free to call our proxy solicitors, GS, at 888-889-2580 who will be pleased to assist you.

      IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Sincerely,


Royce N. Brennan
President

                          INVESTEC ASIA SMALL CAP FUND
                         1055 Washington Blvd, 3rd Floor
                           Stamford, Connecticut 06901
                                 (800) 915-6565

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON

                                December 27, 2001

      Investec Asia Small Cap Fund (the "Fund") will hold a Special Meeting of Shareholders (the "Meeting") on December 27, 2001 at 4:00 p.m. Eastern time at the offices of the Fund located at 1055 Washington Blvd, 3rd Floor, Stamford, Connecticut.

      At the Meeting, shareholders will be asked to consider and act upon the following proposal:

            To approve an amendment to the Fund's fundamental investment objective; and

            To transact such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Trustees of Investec Funds (the "Trust") has fixed the close of business on November 5, 2001 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of, and to vote their shares at, the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share that they own on the Record Date. Please read the full text of the accompanying Proxy Statement for a complete understanding of this proposal.

      Whether or not you expect to be present at the Meeting, please fill in, sign, date and promptly return the enclosed proxy card in the postage paid return envelope enclosed in order to avoid the additional expense of further proxy solicitation, and to ensure that a quorum will be present at the Meeting and a maximum number of shares may be voted. It is most important and in your best interest to sign your proxy card and return it. You may also vote your shares by phone at 1-888-899-2580, by fax at 1-800-733-1885, or via the internet at the website referred to on your proxy card. If you need assistance, or have any questions regarding the Meeting, please call Georgeson Shareholder Communications, Inc. at 1-888-889-2580. A proxy is revocable at any time prior to its use.


Dated:      November 14, 2001
                                    By Order of the Board of Trustees,



                                    Eric M. Banhazl
                                    Secretary

                          Investec ASIA SMALL CAP FUND
                         1055 Washington Blvd, 3rd Floor
                           Stamford, Connecticut 06901
                                 (800) 915-6565

                                 PROXY STATEMENT

                             Dated November 14, 2001

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                December 27, 2001

GENERAL INFORMATION:

      The Board of Trustees of the Investec Funds, a Delaware business trust (the "Trust"), is soliciting your proxy for use at a Special Meeting of Shareholders (the "Meeting") of the Investec Asia Small Cap Fund (the "Fund") to be held for the purpose of approving a proposal that has already been approved by the Board of Trustees of the Trust. For your convenience, we have divided this Proxy Statement into four parts:

            Part 1-- An Overview
            Part 2-- The Proposal
            Part 3-- More on Proxy Voting
            Part 4-- Additional Information

Your vote is important! You should read the entire Proxy Statement before voting. If you have any questions regarding the Meeting, please call Georgeson Shareholder Communications Inc. at 1-888-889-2580. Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. Management expects to solicit proxies principally by mail, but Management, or agents appointed by Management, may also solicit proxies by telephone or other electronic means. The costs of preparing and mailing proxy materials will be borne by the Adviser and is estimated to be $ 4,460. Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or personal interview conducted by certain officers or employees of the Fund or the Adviser. The Fund has also retained Georgeson Shareholder Communications Inc. ("GS") to assist with proxy solicitations, the cost of which (estimated to be $ 9,730) will also be borne by the Adviser. GS is responsible for soliciting individual shareholders, brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Meeting to be held on December 27, 2001 at 4:00 p.m. Eastern time at the offices of the Fund located at 1055 Washington Blvd, 3rd Floor, Stamford, Connecticut.

      We began mailing this Proxy Statement, Notice of Special Meeting and Proxy Card to shareholders on or about November 19, 2001.

      The Fund's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Fund toll-free at 1-800-915-6565 or write to the Fund at 1055 Washington Blvd, 3rd Floor, Stamford, Connecticut 06901.



PART 1      - AN OVERVIEW

      At the Meeting, shareholders will be asked to consider and act upon the following proposal:

            To approve an amendment to the Fund's fundamental investment objective; and

            To transact such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Trustees has fixed the close of business on November 5, 2001 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of, and to vote their shares at, the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.



PART 2  -  THE PROPOSAL

APPROVAL OF AN AMENDMENT TO THE FUND'S FUNDAMENTAL
INVESTMENT OBJECTIVE:

      At a meeting held on September 10, 2001 the Trustees of the Trust unanimously approved, and voted to recommend that the shareholders of the Fund approve, a change in the Fund's fundamental investment objective.

CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE:

      The current fundamental investment objective of the Fund is as follows:

            The Asia Small Cap Fund's investment objective is long-term capital appreciation primarily through investments in equity securities of smaller capitalization issuers that are located in Asia.

      A "smaller capitalization issuer" for purposes of this Fund is a company with a market capitalization of less than U.S. $1 billion.

      This investment objective is fundamental, which means that it cannot be changed without the approval of a majority of the outstanding voting securities of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). See definition below under the subheading "REQUIRED VOTE."

PROPOSED FUNDAMENTAL INVESTMENT OBJECTIVE AND NONFUNDAMENTAL INVESTMENT POLICY:

      It is  proposed  that the  Investec  Asia Small Cap Fund  change the above
fundamental   investment  objective  to  the  following  fundamental  investment objective and nonfundamental investment policy:

                        Fundamental Investment Objective

            The Fund's investment objective is long-term capital appreciation.

                        Nonfundamental Investment Policy

            The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of Asian companies. The Fund considers an issuer of securities to be an Asian company if: (i) it is organized under the laws of a country in Asia and has a principal office in a country in Asia; (ii) it derives a significant portion (i.e., 50% or more) of its total revenues from business in Asia; or (iii) its equity securities are traded principally on a stock exchange in Asia or in an over-the-counter market in Asia.

REASONS FOR THE PROPOSAL:

      By removing the limitation imposed by the current fundamental investment objective that Fund assets can only be invested in smaller capitalization issuers located in Asia, the proposed changes are intended to maximize the Fund's ability to be responsive to additional investment opportunities located in Asia, as well as to increase the flexibility available in managing the Fund.

      Making the new investment policy nonfundamental would avoid the delay and expense of a shareholder vote in the event of the need to modify the Fund's permissible investments in Asian securities at some time in the future. The increased flexibility provided by the proposed amendment will allow the Trustees to react more quickly to any changes in market conditions as well as to take advantage of any additional investment opportunities. Adoption of the proposed amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders.

BOARD CONSIDERATIONS:

      In voting to approve the proposed change to the Fund's current fundamental investment objective, the Board of Trustees considered that the Fund would have the ability to better position itself to capitalize on investment opportunities if it had the ability to invest in the securities of Asian companies that are not necessarily small capitalization companies, and concluded that such investment objective would be in the best interests of the Fund and its shareholders. Furthermore, the Board recognized that the proposed change will give it the flexibility to make future changes in nonfundamental investment policies without the expense of obtaining shareholder approval each time a change is desired. This flexibility will save the Fund money and will make it easier for the Fund's portfolio managers to utilize new investment policies and techniques to respond more rapidly to changing market conditions.

RELATED CHANGES:

      Subject to shareholder approval of the proposed change in fundamental investment objective, the Fund's name will be changed to "Investec Asia Focus Fund". Although linked to the Fund's change in investment objective and investment policy, the change in name does not require shareholder approval and hence does not appear as a proposal in this Proxy Statement.

REQUIRED VOTE:

      Adoption of the proposal requires the approval of a majority of the outstanding voting securities of the Fund, which under the 1940 Act, is defined to mean the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund represented at the Meeting, if at least 50% of all outstanding shares of the Fund are represented at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the Meeting.

      If the proposal is not approved by the shareholders of the Fund, the Fund will continue to adhere to its current investment objective and will not change its name.

      Thus, for the reasons set forth in this Proxy Statement, the Board recommends that the shareholders of the Fund vote in favor of the approval of the proposal to amend the Fund's investment objective.


PART 3  -  MORE ON PROXY VOTING

A.    Who Can Vote:

      Only shareholders of record of the Fund at the close of business on the Record Date, November 5, 2001, may vote at the Meeting. As of the Record Date, the Fund had 2,443,824.8 shares of beneficial interest issued and outstanding, each share being entitled to one vote:

B.    Information Concerning Outstanding Shares:

      As of the Record Date, November 5, 2001, principal holders owning 5% or more of the outstanding shares of the Fund are set forth below:

       Shareholder Name & Address             % held as of November 5, 2001
       --------------------------             ------------------------------

Charles Schwab & Co. Inc.                                24.82%
Special Custody Account for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Monterey Street
San Francisco, CA 94104-4122

      As of the Record Date, the Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund.

C. Quorum Requirements:

      At the Meeting, the presence in person or by proxy of shareholders of one-third of the outstanding shares entitled to vote at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not present at the Meeting, the persons named as proxies shall have the power to adjourn the Meeting. Such meeting shall be reconvened without additional notice. In the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal.

      If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, a broker "non-vote" and abstentions will have the affect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

D.    The Proxy Solicitation Process:

      The Board of Trustees of the Trust is soliciting your proxy to vote on the matter described in this Proxy Statement. We expect to solicit proxies primarily by mail, but representatives of the Fund, the Fund's investment adviser, their affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote.

Such individuals will receive no additional compensation for soliciting your proxy vote. See "General Information" for a discussion of the costs of preparing and printing proxy materials and proxy solicitation.

      PLEASE TAKE A MOMENT NOW TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc. ("GS"), reminding you to vote your shares. Proxies may be voted by telephone by calling GS at 888-899-2580 between the hours of 9:00 a.m. and 11:00 p.m. (EST) Monday-Friday or Saturday between the hours of 12:00 p.m. and 6:00 p.m. (EST). If you prefer, you can fax the proxy card to GS, Attn: Proxy Department, at 800-733-1885. We encourage you to vote by telephone or through the Internet (please refer to your proxy card for the appropriate website) in order to expedite the process. Whichever voting method you choose, please read the full text of the Proxy Statement before you vote.

      If you have any questions regarding the shareholder meeting, please feel free to call our proxy solicitors, GS, at 888-889-2580 who will be pleased to assist you.



PART 4  -  ADDITIONAL INFORMATION:

A.    The Investment Adviser, Administrator and Distributor:

      The names and addresses of the Fund's Investment Adviser, Administrator and Distributor are as follows:

      Investment Adviser:           MAIN OFFICE:
                                    Investec Asset Management, U.S. Limited
                                    2 Gresham Street
                                    London, EC2V 7QP
                                    England

                                    U.S. OFFICE:
                                    Investec Asset Management U.S. Limited
                                    1055 Washington Blvd., 3rd Floor
                                    Stamford, Connecticut  06901

      Administrator:                Investment Company Administration, L.L.C.
                                    2020 East Financial Way, Suite 100
                                    Glendora, CA  91741

      Distributor:                  Quasar Distributors, LLC
                                    615 East Michigan Street
                                    Milwaukee, Wisconsin 53202

B.    Submission of Proposals for the Next Meeting:

      Under the Trust's Declaration of Trust, and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Fund does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to Investec Funds at 1055 Washington Blvd, 3rd Floor, Stamford, Connecticut 06901, and must be received within a reasonable time before the solicitation relating thereto is made in order to be included in the Notice or Proxy Statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a Proxy Statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

                                    By Order of the Board of Trustees



                                    Eric M. Banhazl
                                    Secretary

Instructions for Voting Your Proxy

THE INVESTEC ASIA SMALL CAP FUND is offering shareholders of record three alternative ways of voting your proxies:

o   Through the Internet (using a browser)
o   By Telephone
o   By Mail (traditional method)

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

INTERNET  VOTING  Available  only until 5:00 p.m.  Eastern  time on December 26,
2001.

o   Visit our Internet voting Website at http://proxy.georgeson.com.
o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.
o   You will incur only your usual Internet charges.
o   Your vote will be confirmed and cast as you directed.

TELEPHONE VOTING Available only until 12:00 p.m. Eastern time on December 27, 2001.

o   This method of voting is available for residents of the U.S. and Canada.
o Please call TOLL-FREE 1-888-899-2580, Monday through Friday 9:00 a.m. - 11:00 p.m. Eastern time, or Saturday 12:00 noon - 6:00 p.m.

VOTING BY MAIL

o Simply mark, sign and date your proxy card and return it in the postage-paid envelope.
o If you are voting by telephone or the Internet, please do not mail your proxy card.


               --------------                    ---------------
               COMPANY NUMBER                    CONTROL NUMBER
               --------------                    ---------------




                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------



        To vote,  mark blocks below
/X/     in blue or black  ink as in
        this example

(continued from other side)

IF THIS PROXY CARD IS RETURNED AND SIGNED, AND NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL.


Vote on Proposal:

1.  To  approve  an   amendment  to  the        FOR     AGAINST     ABSTAIN
    Fund's    fundamental     investment        /_/      /_/         /_/
    objective.

2.  In their discretion, the Proxies are
    authorized  to vote upon such  other
    business as may properly come before
    the meeting.





                    Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.

                    ____________________________________________
                    Signature           (Date)


                    ____________________________________________
                    Signature (if jointly held)   (Date)


   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS
                                PORTION ONLY.

--------------------------------------------------------------------------------
                                 INVESTEC FUNDS
                               ASIA SMALL CAP FUND
P
                 SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE
R                           HELD ON December 27, 2001

O THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of the Investec Funds, on behalf of the Investec Asia Small Cap Fund (the "Fund"), for
X use at the special meeting of shareholders ("Special Meeting") to be held at the offices of the Fund, 1055 Washington Blvd., 3rd Floor,
Y         Stamford,  Connecticut on December 27, 2001 at 4:00 p.m. Eastern Time.
          The undersigned hereby appoints Royce N. Brennan and Ken Silverman and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposal indicated below:

                            (continued on other side)